S000002875 [Member] Investment Strategy - BlackRock S&P 500 Index V.I. Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]
The Fund tries to match the performance of the S&P 500 as closely as possible before the deduction of Fund expenses. The S&P 500 is a market-weighted index composed of approximately 500 common stocks issued by large-capitalization U.S. companies in a wide range of businesses and which collectively represent a substantial portion of all common stocks publicly traded in the United States. A market-weighted index is an index in which the weighting of each security is based on its market capitalization.
Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks represented in the S&P 500 and in derivative instruments linked to the S&P 500. The Fund will generally invest substantially all of its assets in such common stocks and instruments. The Fund employs a “passive” approach that attempts to remain invested at all times in a portfolio of assets the performance of which is expected to match approximately that of the S&P 500.
The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may become “nondiversified,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought if the Fund becomes “non-diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index.